UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2008

CAPSTONE TURBINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

21211 Nordhoff Street, Chatsworth, California 91311

(Address of principal executive offices)

(818) 734-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2008, the Board of Directors (the “Board”) of Capstone Turbine Corporation (the “Company”) adopted, subject to the approval of the stockholders of the Company, the Capstone Executive Performance Incentive Plan (the “Executive Plan”) and an amendment (the “Incentive Plan Amendment”) to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan (the “Incentive Plan”). On August 28, 2008, the stockholders of the Company approved the Executive Plan and the Incentive Plan Amendment at the 2008 annual meeting of stockholders (the “Annual Meeting”).

Executive Plan

The Compensation Committee will administer the Executive Plan.  The Executive Plan provides for the payment of incentive bonuses in the form of cash, common stock of the Company, or any other securities or property to participants based upon the achievement of performance goals established annually by the Compensation Committee of the Company. Executive officers are eligible to be selected by the Compensation Committee to participate in the Executive Plan. For each award, the Compensation Committee will specify in writing the potential amounts of compensation payable, the performance goals upon which each award is conditioned, the formula to determine the amount payable upon achievement of the performance goals, and the period in which performance by the participant is measured. The performance goals and other terms of the award to a participant will be established no later than 90 days after the beginning of a performance period. Usually, the performance period will be the fiscal year of the Company. The amount payable under an award may vary among participants and from year to year, but the maximum bonus payable to any participant under the Executive Plan in a fiscal year is $4 million.

As soon as possible after the end of each performance period, the Compensation Committee will certify in writing for each participant whether the performance goals for that period and any other material conditions have been met and the amount payable under each award. The Compensation Committee has discretion to reduce or eliminate, but not increase, the amount that would be payable under an award. Any payments will be made as soon as practicable following the end of the performance period and certification by the Compensation Committee of achievement of the performance goals.

Pursuant to the approval of the Company’s stockholders at the Annual Meeting, the Executive Plan was deemed to have become effective April 1, 2008 and will continue until terminated by the Board. The description of the Executive Plan is qualified in its entirety by reference to the summary of the principal terms and conditions of the Executive Plan included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 18, 2008 (the “Proxy Statement”) and the copy of the Executive Plan attached as Appendix A thereto.

Incentive Plan Amendment

The Incentive Plan Amendment increases the overall number of shares of common stock subject to grant under the Incentive Plan by 5,100,000 and prohibits the repricing or cash payments in exchange for options or stock rights, except with stockholder approval. The description of the Incentive Plan Amendment is qualified in its entirety by reference to the summary of the principal terms and conditions of the Incentive Plan Amendment included in the Proxy Statement and the copy of the Incentive Plan Amendment attached as Appendix B thereto.

Item 3.03	Material Modification to Rights of Security Holders

See the disclosure regarding the Rights Agreement set forth under “Item 7.01 Regulation FD Disclosure,” which is incorporated into this Item 3.03 by reference.

Item 7.01	Regulation FD Disclosure.

The Company entered into the Rights Agreement on July 7, 2005 with Mellon Investor Services LLC (the “Rights Agreement”). The Board unanimously approved an amendment to the Rights Agreement on July 3, 2008.   Pursuant to the “sunset provision” contained in the Rights Agreement, continuation of the Rights Agreement was contingent upon the approval of the Rights Agreement at the Annual Meeting. The Rights Agreement was approved by the stockholders of the Company at the Annual Meeting and, therefore, remains in effect.  For information about the Rights Agreement, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2005 and the copy of the Rights Agreement attached thereto and the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 10, 2008 and the copy of the amendment to the Rights Agreement attached thereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Capstone Turbine Corporation Executive Performance Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, filed on July 18, 2008).

Exhibit 10.2

Amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement, filed on July 18, 2008).

Exhibit 10.3

Rights Agreement, dated July 7, 2005, between Capstone Turbine Corporation and Mellon Investor Services LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 8, 2005).

Exhibit 10.4

Amendment No. 1 to Rights Agreement, dated July 3, 2008, between Capstone Turbine Corporation and Mellon Investor Services LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 10, 2008).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE TURBINE CORPORATION

Date: August 28, 2008	By:	/s/ Edward Reich
Edward Reich
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Capstone Turbine Corporation Executive Performance Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement, filed on July 18, 2008).

Exhibit 10.2

Amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement, filed on July 18, 2008).

Exhibit 10.3

Rights Agreement, dated July 7, 2005, between Capstone Turbine Corporation and Mellon Investor Services LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 8, 2005).

Exhibit 10.4

Amendment No. 1 to Rights Agreement, dated July 3, 2008, between Capstone Turbine Corporation and Mellon Investor Services LLC (incorporated by reference to the Company’s Current Report on Form 8-K filed on July 10, 2008).